Exhibit 99.3 - Charter of Audit Committee

CHARTER OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF ISRAMCO, INC.

AUDIT COMMITTEE PURPOSE

The Audit Committee of the Board of Directors of Isramco, Inc. (the “Corporation”) is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

(a)
Monitor and review the accuracy and fairness of the Corporation’s financial reports and monitor and ensure the adequacy of the Corporation’s systems of internal controls regarding finance, accounting, and legal compliance.

(b)	Monitor the independence and performance of the Corporation’s independent auditors.

(c)	Provide an avenue of communication between the independent auditors, management, accountants and the Board of Directors.

The Audit Committee has the authority to conduct or authorize investigations into any matter within the scope of its responsibilities and it shall have direct access to the independent auditors as well as anyone in the organization.

The Audit Committee has the ability to retain, at the Corporation’s expense, special legal, accounting, or other consultants or advisors it deems necessary in the performance of its duties or to assist in the conduct of any investigation.

AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the NASDAQ Rules or such other national securities market or exchange the Corporation’s equity securities are listed on from time to time and the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”). The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the independence standards as specified in the Corporation’s by-laws. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise and be considered a “financial expert” within the meaning of the SarbanesOxley Act. Members of the Audit Committee may, and are encouraged to, enhance their familiarity with finance and accounting by participating in educational programs.

Audit Committee members shall be appointed by the Board of Directors. If the Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee will have regular meetings at least five times per year (four of which should coincide with, and precede, the Corporation’s public announcement of its quarterly and annual results) or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately and separately, on a regular basis, with management and with the independent auditors, to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES & FINANCIAL REPORTING

1. Review and reassess the adequacy of this Charter at least annually. Submit this Charter to the Board of Directors for approval and have this Charter published in a proxy or information statement at least every three years, or as required by Securities and Exchange Commission regulations.

2. Review the Corporation’s annual audited financial statements and related footnotes prior to filing or distribution. The review should include discussions, which may occur separately as the Committee deems appropriate, with management and with the independent auditors of significant issues and disagreements regarding accounting principles, practices and judgments, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and the effect of using different accounting principles, practices and judgments.

3. Review the Corporation’s quarterly earnings prior to filing or distribution and discuss with management and with the independent auditors.

4. Review any reports or other documents that include public financial disclosures prior to filing or distribution and discuss with management, if appropriate, whether the information contained in these documents is consistent with the information contained in the Corporation’s financial statements.

5. In consultation with the management and the independent auditors, consider the integrity of the Corporation’s financial reporting processes and adequacy of controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Discuss as appropriate with senior financial management and as necessary with the independent accountant significant assumptions, estimates, and judgments used in the preparation of the Corporation’s financial statements.

6. Review any significant changes in accounting principles or developments in accounting practices and the effects of these changes upon the Corporation’s financial reporting.

7. Review written reports and significant findings, if any, prepared by the independent auditors, including reports regarding the Corporation’s critical accounting policies, alternative treatments of financial information and material communications between the independent auditor and management, and if appropriate, discuss the information contained in the reports with the independent auditors. Review management’s responses, if any, to such reports and findings, including the status of previous recommendations.

8. When prepared, review copies of reports to management by internal accountants and management’s responses to any such reports.  Obtain confirmation from the Corporation’s accountants that the Corporation complies with its financial reporting requirements.

9. Review, annually, the procedures, organizational structure, and qualifications of the Corporation’s accounting department. Discuss with independent auditors the performance of the Corporation’s accounting department and any recommendations the independent auditors may have.

10. Review, annually, policies and procedures, as well as audit results, associated with directors’ and officers’ expense accounts and perquisites, and other uses of corporate assets. Review, annually, a summary of directors’ and officers’ related party transactions and potential conflicts of interest.

INDEPENDENT AUDITORS AND ACCOUNTANTS

1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, and the Audit Committee has the ultimate authority and responsibility to select and hire, evaluate and where appropriate, replace the independent auditors. The Audit Committee shall review the performance of the independent auditors; the experience and qualifications of the senior members of the independent auditor team; and the quality control procedures of the independent auditors.

2. On an annual basis, review and approve the fees and other significant compensation to be paid to the independent auditors.

3. Review the non-audit services, if any, provided by the independent auditors to determine status under the Sarbanes-Oxley Act. Pre-approve the provision of any permissible non-audit services by the independent auditors and the related fees of the independent auditors. Consider whether the provision of such services is compatible with maintaining the auditor independence.

4. On an annual basis, the Audit Committee should receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation and should discuss with the independent auditors the disclosed relationships or services that may impact the objectivity and independence of the auditors, and take, or recommend that the Board of Directors take appropriate action to ensure the independence of the auditors. Annually, the Audit Committee shall ensure receipt of a formal written statement from the independent auditors with respect to their independence consistent with all applicable standards.

5. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants: A Statement of Auditing Standards No. 61, including such matters as (i) the consistency of application of the Corporation’s accounting policies; (ii) the completeness of information contained in the financial statements and related disclosures; (iii) the selection of new or changes to the Corporation’s accounting policies; (iv) estimates, judgments and uncertainties; (v) unusual transactions and (vi) accounting policies relating to significant financial statements items, including the timing of transactions and the period in which they are recorded.

6. Obtain and consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting, including as appropriate issues such as the clarity of the Corporation’s financial disclosures, the degree of aggressiveness or conservatism of the Corporation’s accounting principles and underlying estimates and other significant decisions made by the management in preparing the financial disclosure.

7. Discuss and review with the internal accountants and the independent auditors the effectiveness and coordination of the internal controls to assure completeness of coverage and to avoid duplication of resources.

8. The accountants will be responsible to the Board of Directors through the Audit Committee. The Audit Committee shall annually review the performance, objectivity and independence of the accountants and recommend to the Board of Directors the appointment of the accountants and any discharge of accountants when circumstances warrant.

INTERNAL AUDIT FUNCTION AND PROCESS

1. Assess the effectiveness of internal controls in consultation with the independent accountants and the Corporation’s Chief Financial Officer. Conduct private review sessions at least annually with the Chief Financial Officer.

LEGAL COMPLIANCE

1. On at least an annual basis, review with the Corporation’s counsel, any legal matters that could have a significant impact on the Corporation’s financial statements, the Corporation’s compliance with applicable laws and regulations, and any inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

1. Report on the proceedings of the Audit Committee to the full Board of Directors as necessary.

2. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Corporation’s annual proxy statement.

3. Establish and maintain appropriate procedures for the receipt and handling of anonymous submissions from employees of the Corporation regarding questionable accounting practices.

4. Maintain minutes of meetings and report Audit Committee actions to the Board of Directors on a regular basis including any recommendations the Audit Committee deems appropriate.

5. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

6. Periodically perform self-assessment of Audit Committee performance.